UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2010 (December 30, 2009)

TETON ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-31679	84-1482290
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 17th Street, Suite 1600 North Denver, CO	80202

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 565-4600

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION ABOUT FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K of Teton Energy Corporation (“Teton,” the “Company,” “we,” “us” or “our”), and the documents incorporated herein by reference, contain both historical and “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements, written, oral or otherwise made, represent the Company’s expectation or belief concerning future events. All statements, other than statements of historical fact, are or may be forward-looking statements. For example, statements concerning projections, predictions, expectations, estimates or forecasts, and statements that describe our objectives, future performance, plans or goals are, or may be, forward-looking statements. These forward-looking statements reflect management’s current expectations concerning future results and events and can generally be identified by the use of words such as “may,” “will,” “should,” “could,” “would,” “likely,” “predict,” “potential,” “continue,” “future,” “estimate,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “foresee,” and other similar words or phrases, as well as statements in the future tense.

Forward-looking statements involve known and unknown risks, uncertainties, assumptions, and other important factors that may cause our actual results, performance, or achievements to be different from any future results, performance and achievements expressed or implied by these statements. The following important risks and uncertainties could affect our future results, causing those results to differ materially from those expressed in our forward-looking statements:

•	our inability to continue business operations during the Chapter 11 proceeding;
•	our ability to obtain court approval of our plan of reorganization and various other motions we have filed and expect to file as part of the Chapter 11 proceeding;
•	our ability to consummate our plan of reorganization as currently planned;
•	risks associated with third party motions in the Chapter 11 proceeding, which may interfere with our reorganization as currently planned;
•	our ability to close the Plan Sponsorship Agreement;
•	the potential adverse effects of the Chapter 11 proceeding on our liquidity and results of operations;
•	our ability to retain and motivate key executives and other necessary personnel while seeking to implement our plan of reorganization;
•	General economic and political conditions, including governmental energy policies, tax rates or policies, inflation rates and constrained credit markets;
•	The market price of, and supply/demand balance for, oil and natural gas;
•	Our success in completing development and exploration activities, when and if we are able to resume those activities;
•	Expansion and other development trends of the oil and gas industry;
•	Acquisitions and other business opportunities that may be presented to and pursued by us;
•	Our ability to integrate our acquisitions into our company structure; and
•	Changes in laws and regulations.

These factors are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of our forward-looking statements. Other factors, including unknown or unpredictable ones could also have material adverse effects on our future results.

The forward-looking statements included in this Current Report are made only as of the date set forth on the front of the document. We expressly disclaim any intent or obligation to update any forward-looking statements to reflect new information, subsequent events, changed circumstances, or otherwise.

Item 7.01	Regulation FD Disclosure

Additional information about Teton’s reorganization, including access to Bankruptcy Court documents and other general information about the Chapter 11 cases, is available at http://tetonenergyreorganization.com/.

Item 8.01	Other Events.

On December 30, 2009, an Order Modifying Certain Dates in Connection with Solicitation of Votes to Accept or Reject Plan and Hearing on Confirmation of Plan (the “Order”) was entered by the Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) in the reorganization proceedings under Chapter 11 of the United States Code of Teton Energy Corporation and its subsidiaries, filed in the Bankruptcy Court on November 8, 2009 (Case No. 09-13946 et seq.).

Pursuant to the Order, certain dates were rescheduled, including the deadline for solicitation of votes to accept or reject the Plan of Reorganization, which has been extended from January 4, 2010 at 4:00 p.m. EST to January 11, 2010 at 4:00 at p.m. EST, and the confirmation hearing, which has been rescheduled from January 8, 2010 at 9:30 a.m. EST to January 15, 2010 at 2:00 p.m. EST.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 4, 2010

TETON ENERGY CORPORATION
By:	/s/ Jonathan Bloomfield
Jonathan Bloomfield
Executive Vice President and Chief Financial Officer